UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 6, 2013

 OUTERWALL INC.
(Exact name of registrant as specified in its charter)

Delaware	000-22555	94-3156448
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

1800 - 114th Avenue SE Bellevue, Washington	98004
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code: (425) 943-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Outerwall Inc. (the “Company”) plans to file a registration statement on Form S-4 (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) with respect to an offer to exchange new 6.000% Senior Notes due 2019 that have been registered under the Securities Act of 1933, as amended, for any and all of its outstanding 6.000% Senior Notes due 2019 that the Company issued on March 12, 2013. The Senior Notes are, and will continue to be following the note exchange, fully and unconditionally guaranteed, jointly and severally, on a senior unsecured basis by the Company's existing and future, wholly owned, material domestic restricted subsidiaries (the “Guarantors”).
In connection with the exchange offer, the Company will become subject to the requirements of Rule 3-10 of Regulation S-X regarding financial statements of guarantors and issuers of guaranteed securities registered or being registered with the SEC. The Company is filing this Current Report on Form 8-K for the purpose of updating the audited financial statements contained in its Annual Report on Form 10-K for the year ended December 31, 2012, as amended (the “2012 Form 10-K”), to include an additional footnote (“Note 20: Guarantor Subsidiaries”) with condensed consolidating financial information relating to the Guarantors. The audited financial statements contained in the 2012 Form 10-K are also being updated to retroactively reflect the impacts from the finalization of our purchase price allocation related to the acquisition of certain assets from NCR Corporation as described within Note 2: Summary of Significant Accounting Policies, Note 3: Business Combination, Note 4: Property and Equipment and Note 6: Goodwill and Other Intangible Assets as well as our name change from Coinstar, Inc. to Outerwall Inc. No other information in the 2012 Form 10-K, other than that relating to the information identified above, is being updated by this filing.
The updated audited financial statements are filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference and have been updated solely to include the new footnote information referenced above relating to the condensed consolidating financial information relating to the Guarantors and to retroactively reflect the updates from the finalization of our purchase price allocation related to the acquisition of certain assets from NCR Corporation. All other information provided in the 2012 Form 10-K remains unchanged and this Form 8-K does not modify or update the disclosures in the 2012 Form 10-K in any way other than the inclusion of the additional and updated financial information. This Current Report on Form 8-K should be read in conjunction with the 2012 Form 10-K and the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2013 and the related Current Report on Form 8-K also filed today, as well as the Company's other filings with the SEC.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit	Description
23.1	Consent of Independent Registered Public Accounting Firm

99.1
Consolidated Audited Financial Statements and Notes thereto updated to disclose condensed consolidating guarantor financial information and other reported information (which replaces and supersedes the applicable information in Part II, Item 8. Financial Statements and Supplementary Data and Part IV, Item 15. Exhibits and Financial Statement Schedules, of the 2012 Form 10-K).

101.INS	XBRL Instance Document.

101.SCH	XBRL Taxonomy Extension Schema Document.

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document.

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document.

101.LAB	XBRL Taxonomy Extension Label Linkbase Document.

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OUTERWALL INC.

Date: September 6, 2013	By:	/s/ Galen C. Smith
Galen C. Smith
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
23.1	Consent of Independent Registered Public Accounting Firm

99.1
Consolidated Audited Financial Statements and Notes thereto updated to disclose condensed consolidating guarantor financial information and other reported information (which replaces and supersedes the applicable information in Part II, Item 8. Financial Statements and Supplementary Data and Part IV, Item 15. Exhibits and Financial Statement Schedules, of the 2012 Form 10-K).

101.INS	XBRL Instance Document.

101.SCH	XBRL Taxonomy Extension Schema Document.

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document.

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document.

101.LAB	XBRL Taxonomy Extension Label Linkbase Document.

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document.